Appendix A - Hypothetical Illustrations

                         ILLUSTRATION OF POLICY VALUES,
                      WITHDRAWAL VALUES, AND DEATH BENEFITS


The following tables have been prepared to help show how values under single life and survivorship Policies change with investment experience. The tables illustrate how Policy Values, Withdrawal Values, and Death Benefits under a Policy issued to an Insured of a given age would vary over time if the hypothetical gross investment rates of return on the Portfolios' assets were uniform, gross, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Policy Values, Withdrawal Values and Death Benefits may be different.

The amounts shown for the Policy Value, Withdrawal Value, and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Investment Divisions is lower than the gross after-tax return on the Portfolios, as a result of the expenses paid by the Portfolios. The net investment returns reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.784%, which is the arithmetic average of the actual and estimated fees and expenses after waivers or reimbursements, if any, for all of the Portfolios. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -0.784%, 5.216% and 11.216% respectively. There currently are no waivers or reimbursement arrangements. If at any time expense reimbursements and fee waivers are applied to any Portfolio, such change will be reflected in the net asset value of such Portfolio.

In addition, the tables also reflect applicable charges including (1) daily charges of 1.60% annually during Policy Years 1-10 and 0.95% annually afterward of the daily assets to compensate Jackson National for its expenses incurred and for assuming mortality and expense risk under the Policies; (2) an Annual Policy Maintenance Charge of $35.00 per year (deducted in any year in which the Policy Value is less than $50,000); and (3) monthly charges for providing insurance protection. For single life policies, the current cost of insurance charge for a non-tobacco user is equal to the lesser of (a) 0.65% (years 1-10) / 0.55% (thereafter) of the Policy Value or (b) the guaranteed cost of insurance charge. For survivorship policies, the current cost of insurance charge for two non-tobacco users is equal to the lesser of (a) 0.30% of the Policy Value or (b) the guaranteed cost of insurance charge. Guaranteed cost of insurance rates vary by issue age, sex, rating class and Policy Year. Withdrawal Values reflect any applicable Withdrawal Charges.

The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial Premium was invested to earn interest, after taxes, of 5% per year, compounded annually.

The tables illustrate the Policy Values, Withdrawal Values, and Death Benefits that would result based upon the hypothetical investment rates of return if no payment other than the indicated initial Premium is paid, if the entire initial Premium is allocated to the Investment Divisions, and if no Policy loans are taken. The tables also assume that no partial withdrawals or transfers have been made.

Values are shown for Policies which are issued to non-tobacco class Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Policy Values, Withdrawal Values, and Death Benefits than those illustrated. Females generally have a more favorable guaranteed cost of insurance rate structure than males.

The tables reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, a higher gross rate of return than illustrated will be needed to produce the net after-tax returns shown in the tables. The tables also do not reflect the deduction of any premium taxes or costs of optional riders.

Where the Withdrawal Value shown in an illustration is zero, the Policy may lapse in accordance with the Grace Period provisions if you do not pay sufficient additional premium.

Upon request, Jackson National will furnish a comparable illustration based on the proposed Insured(s)' age, sex, underwriting classification, proposed initial Premium, and any available agreements requested. We reserve the right to charge you for such illustration, as specified in the Policy.





                     JACKSON NATIONAL LIFE INSURANCE COMPANY

             Modified Single Premium Variable Life Insurance Policy
                          Male Non-tobacco Issue Age 55
                             $50,000 Initial Premium
                         $125,789 Initial Death Benefit

                       Values - Current Cost of Insurance

                     ------------------------------- ------------------------------- ---------------------------------
                         0% Hypothetical Gross           6% Hypothetical Gross            12% Hypothetical Gross
                           Investment Return               Investment Return                Investment Return
                             (-0.784% Net)                    (5.216% Net)                    (11.216% Net)
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
           Premium
          Paid
 Policy   Plus        Policy   Withdrawal   Death     Policy   Withdrawal   Death     Policy    Withdrawal    Death
  Year    Interest    Value      Value     Benefit    Value      Value     Benefit     Value       Value     Benefit
            at 5%
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       1     52,500    48,475      43,975   125,789    51,409      46,909   125,789     54,342       49,842   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       2     55,125    46,996      42,996   125,789    52,858      48,858   125,789     59,065       55,065   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       3     57,881    45,561      42,061   125,789    54,350      50,850   125,789     64,201       60,701   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       4     60,775    44,168      41,168   125,789    55,884      52,884   125,789     69,787       66,787   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       5     63,814    42,817      40,317   125,789    57,463      54,963   125,789     75,862       73,362   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       6     67,005    41,507      39,507   125,789    59,088      57,088   125,789     82,469       80,469   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       7     70,355    40,235      38,735   125,789    60,759      59,259   125,789     89,660       88,160   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       8     73,873    39,001      38,001   125,789    62,478      61,478   125,789     97,554       96,554   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       9     77,566    37,804      37,304   125,789    64,248      63,748   125,789    106,264      105,764   131,767
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      10     81,445    36,643      36,643   125,789    66,068      66,068   125,789    115,774      115,774   141,244
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      11     85,517    35,781      35,781   125,789    68,447      68,447   125,789    126,947      126,947   152,337
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      12     89,793    34,939      34,939   125,789    70,914      70,914   125,789    139,171      139,171   165,613
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      13     94,282    34,115      34,115   125,789    73,471      73,471   125,789    152,543      152,543   180,000
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      14     98,997    33,311      33,311   125,789    76,121      76,121   125,789    167,169      167,169   195,588
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      15    103,946    32,524      32,524   125,789    78,868      78,868   125,789    183,166      183,166   212,472
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      16    109,144    31,755      31,755   125,789    81,715      81,715   125,789    200,658      200,658   230,757
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      17    114,601    31,004      31,004   125,789    84,667      84,667   125,789    219,872      219,872   248,456
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      18    120,331    30,269      30,269   125,789    87,726      87,726   125,789    241,005      241,005   267,516
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      19    126,348    29,551      29,551   125,789    90,897      90,897   125,789    264,290      264,290   288,076
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      20    132,665    28,849      28,849   125,789    94,184      94,184   125,789    290,008      290,008   310,309
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      25    169,318    25,571      25,571   125,789   112,512     112,512   125,789    461,805      461,805   484,895
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      30    216,097    22,646      22,646   125,789   134,446     134,446   141,168    729,514      729,514   765,989
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      35    275,801    20,037      20,037   125,789   160,689     160,689   168,723  1,151,665    1,151,665  1,209,248
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------


Assumptions:

(1)      Assumes no policy loans have been made
(2) Values reflect current cost of insurance charges, daily asset charges, maintenance charges and Withdrawal Charges.
(3) Death Benefits comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
(4) When the Withdrawal Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY VALUE, AND WITHDRAWAL VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY JACKSON NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     JACKSON NATIONAL LIFE INSURANCE COMPANY

             Modified Single Premium Variable Life Insurance Policy
                          Male Non-tobacco Issue Age 55
                             $50,000 Initial Premium
                         $125,789 Initial Death Benefit

                      Values - Guaranteed Cost of Insurance

                     ------------------------------- ------------------------------- ---------------------------------
                         0% Hypothetical Gross           6% Hypothetical Gross            12% Hypothetical Gross
                           Investment Return               Investment Return                Investment Return
                             (-0.784% Net)                    (5.216% Net)                    (11.216% Net)
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
          Premium
          Paid
 Policy   Plus        Policy   Withdrawal   Death     Policy   Withdrawal   Death     Policy    Withdrawal    Death
  Year    Interest    Value      Value     Benefit    Value      Value     Benefit     Value       Value     Benefit
          at 5%
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       1     52,500    48,169      43,669   125,789    51,113      46,613   125,789     54,058       49,558   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       2     55,125    46,301      42,301   125,789    52,211      48,211   125,789     58,474       54,474   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       3     57,881    44,389      40,889   125,789    53,292      49,792   125,789     63,291       59,791   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       4     60,775    42,421      39,421   125,789    54,349      51,349   125,789     68,553       65,553   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       5     63,814    40,385      37,885   125,789    55,375      52,875   125,789     74,313       71,813   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       6     67,005    38,266      36,266   125,789    56,360      54,360   125,789     80,630       78,630   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       7     70,355    36,046      34,546   125,789    57,296      55,796   125,789     87,577       86,077   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       8     73,873    33,701      32,701   125,789    58,168      57,168   125,789     95,234       94,234   125,789
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       9     77,566    31,204      30,704   125,789    58,959      58,459   125,789    103,699      103,199   128,587
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      10     81,445    28,527      28,527   125,789    59,655      59,655   125,789    112,979      112,979   137,834
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      11     85,517    25,815      25,815   125,789    60,638      60,638   125,789    123,882      123,882   148,659
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      12     89,793    22,845      22,845   125,789    61,524      61,524   125,789    135,810      135,810   161,614
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      13     94,282    19,580      19,580   125,789    62,300      62,300   125,789    148,858      148,858   175,652
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      14     98,997    15,977      15,977   125,789    62,946      62,946   125,789    163,130      163,130   190,862
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      15    103,946    11,974      11,974   125,789    63,437      63,437   125,789    178,739      178,739   207,337
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      16    109,144     7,491       7,491   125,789    63,736      63,736   125,789    195,808      195,808   225,179
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      17    114,601     2,422       2,422   125,789    63,797      63,797   125,789    214,557      214,557   242,449
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      18    120,331        --          --        --    63,557      63,557   125,789    235,178      235,178   261,048
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      19    126,348        --          --        --    62,945      62,945   125,789    257,899      257,899   281,110
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      20    132,665        --          --        --    61,881      61,881   125,789    282,995      282,995   302,804
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      25    169,318        --          --        --    45,734      45,734   125,789    450,632      450,632   473,163
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      30    216,097        --          --        --        --          --        --    709,567      709,567   745,046
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      35    275,801        --          --        --        --          --        --  1,097,683    1,097,683  1,152,567
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------

Assumptions:

(1)      Assumes no policy loans have been made
(2) Values reflect guaranteed cost of insurance charges, daily asset charges, maintenance charges and Withdrawal Charges.
(3) Death Benefits comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
(4) When the Withdrawal Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY VALUE, AND WITHDRAWAL VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY JACKSON NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     JACKSON NATIONAL LIFE INSURANCE COMPANY

             Modified Single Premium Variable Life Insurance Policy
                         Female Non-tobacco Issue Age 55
                             $50,000 Initial Premium
                         $145,642 Initial Death Benefit

                       Values - Current Cost of Insurance


                     ------------------------------- ------------------------------- ---------------------------------
                         0% Hypothetical Gross           6% Hypothetical Gross            12% Hypothetical Gross
                           Investment Return               Investment Return                Investment Return
                             (-0.784% Net)                    (5.216% Net)                    (11.216% Net)
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
           Premium
          Paid
 Policy   Plus        Policy   Withdrawal   Death     Policy   Withdrawal   Death     Policy    Withdrawal    Death
  Year    Interest    Value      Value     Benefit    Value      Value     Benefit     Value       Value     Benefit
            at 5%
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       1     52,500    48,475      43,975   145,642    51,409      46,909   145,642     54,342       49,842   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       2     55,125    46,996      42,996   145,642    52,858      48,858   145,642     59,065       55,065   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       3     57,881    45,561      42,061   145,642    54,350      50,850   145,642     64,201       60,701   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       4     60,775    44,168      41,168   145,642    55,884      52,884   145,642     69,787       66,787   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       5     63,814    42,817      40,317   145,642    57,463      54,963   145,642     75,862       73,362   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       6     67,005    41,507      39,507   145,642    59,088      57,088   145,642     82,469       80,469   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       7     70,355    40,235      38,735   145,642    60,759      59,259   145,642     89,661       88,161   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       8     73,873    39,001      38,001   145,642    62,478      61,478   145,642     97,533       96,533   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       9     77,566    37,804      37,304   145,642    64,248      63,748   145,642    106,188      105,688   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      10     81,445    36,643      36,643   145,642    66,068      66,068   145,642    115,726      115,726   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      11     85,517    35,781      35,781   145,642    68,447      68,447   145,642    127,068      127,068   152,481
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      12     89,793    34,939      34,939   145,642    70,914      70,914   145,642    139,540      139,540   166,053
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      13     94,282    34,115      34,115   145,642    73,471      73,471   145,642    153,225      153,225   180,806
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      14     98,997    33,311      33,311   145,642    76,121      76,121   145,642    168,242      168,242   196,843
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      15    103,946    32,524      32,524   145,642    78,868      78,868   145,642    184,719      184,719   214,274
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      16    109,144    31,755      31,755   145,642    81,715      81,715   145,642    202,794      202,794   233,213
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      17    114,601    31,004      31,004   145,642    84,667      84,667   145,642    222,673      222,673   251,620
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      18    120,331    30,269      30,269   145,642    87,726      87,726   145,642    244,546      244,546   271,447
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      19    126,348    29,551      29,551   145,642    90,897      90,897   145,642    268,637      268,637   292,815
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      20    132,665    28,849      28,849   145,642    94,184      94,184   145,642    295,208      295,208   315,872
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      25    169,318    25,571      25,571   145,642   112,512     112,512   145,642    473,070      473,070   496,723
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      30    216,097    22,646      22,646   145,642   134,442     134,442   145,642    751,049      751,049   788,602
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      35    275,801    20,037      20,037   145,642   160,684     160,684   168,718  1,185,669    1,185,669  1,244,953
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------


Assumptions:

(1)      Assumes no policy loans have been made
(2) Values reflect current cost of insurance charges, daily asset charges, maintenance charges and Withdrawal Charges.
(3) Death Benefits comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
(4) When the Withdrawal Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY VALUE, AND WITHDRAWAL VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY JACKSON NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     JACKSON NATIONAL LIFE INSURANCE COMPANY

             Modified Single Premium Variable Life Insurance Policy
                         Female Non-tobacco Issue Age 55
                             $50,000 Initial Premium
                         $145,642 Initial Death Benefit

                      Values - Guaranteed Cost of Insurance


                     ------------------------------- ------------------------------- ---------------------------------
                         0% Hypothetical Gross           6% Hypothetical Gross            12% Hypothetical Gross
                           Investment Return               Investment Return                Investment Return
                             (-0.784% Net)                    (5.216% Net)                    (11.216% Net)
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
           Premium
          Paid
 Policy   Plus        Policy   Withdrawal   Death     Policy   Withdrawal   Death     Policy    Withdrawal    Death
  Year    Interest    Value      Value     Benefit    Value      Value     Benefit     Value       Value     Benefit
            at 5%
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       1     52,500    48,185      43,685   145,642    51,127      46,627   145,642     54,070       49,570   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       2     55,125    46,357      42,357   145,642    52,258      48,258   145,642     58,510       54,510   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       3     57,881    44,515      41,015   145,642    53,394      49,894   145,642     63,363       59,863   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       4     60,775    42,658      39,658   145,642    54,537      51,537   145,642     68,676       65,676   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       5     63,814    40,777      38,277   145,642    55,682      53,182   145,642     74,497       71,997   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       6     67,005    38,862      36,862   145,642    56,823      54,823   145,642     80,878       78,878   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       7     70,355    36,896      35,396   145,642    57,948      56,448   145,642     87,877       86,377   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       8     73,873    34,857      33,857   145,642    59,041      58,041   145,642     95,559       94,559   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       9     77,566    32,719      32,219   145,642    60,085      59,585   145,642    104,002      103,502   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      10     81,445    30,461      30,461   145,642    61,067      61,067   145,642    113,302      113,302   145,642
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      11     85,517    28,256      28,256   145,642    62,385      62,385   145,642    124,373      124,373   149,248
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      12     89,793    25,887      25,887   145,642    63,656      63,656   145,642    136,581      136,581   162,531
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      13     94,282    23,345      23,345   145,642    64,879      64,879   145,642    149,975      149,975   176,970
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      14     98,997    20,616      20,616   145,642    66,051      66,051   145,642    164,672      164,672   192,666
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      15    103,946    17,669      17,669   145,642    67,157      67,157   145,642    180,798      180,798   209,726
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      16    109,144    14,455      14,455   145,642    68,173      68,173   145,642    198,490      198,490   228,263
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      17    114,601    10,900      10,900   145,642    69,063      69,063   145,642    217,946      217,946   246,279
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      18    120,331     6,908       6,908   145,642    69,778      69,778   145,642    239,354      239,354   265,683
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      19    126,348     2,366       2,366   145,642    70,263      70,263   145,642    262,933      262,933   286,597
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      20    132,665        --          --        --    70,460      70,460   145,642    288,938      288,938   309,164
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      25    169,318        --          --        --    64,730      64,730   145,642    463,018      463,018   486,169
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      30    216,097        --          --        --    32,185      32,185   145,642    735,087      735,087   771,841
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      35    275,801        --          --        --        --          --        --  1,147,721    1,147,721  1,205,107
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------


Assumptions:

(1)      Assumes no policy loans have been made
(2) Values reflect guaranteed cost of insurance charges, daily asset charges, maintenance charges and Withdrawal Charges.
(3) Death Benefits comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
(4) When the Withdrawal Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY VALUE, AND WITHDRAWAL VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY JACKSON NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     JACKSON NATIONAL LIFE INSURANCE COMPANY

      Last Survivor Modified Single Premium Variable Life Insurance Policy
                          Male Non-tobacco Issue Age 55
                         Female Non-Tobacco Issue Age 55
                             $50,000 Initial Premium
                         $187,880 Initial Death Benefit

                       Values - Current Cost of Insurance


                     ------------------------------- ------------------------------- ---------------------------------
                         0% Hypothetical Gross           6% Hypothetical Gross            12% Hypothetical Gross
                           Investment Return               Investment Return                Investment Return
                             (-0.784% Net)                    (5.216% Net)                    (11.216% Net)
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
           Premium
          Paid
 Policy   Plus        Policy   Withdrawal   Death     Policy   Withdrawal   Death     Policy    Withdrawal    Death
  Year    Interest    Value      Value     Benefit    Value      Value     Benefit     Value       Value     Benefit
            at 5%
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       1     52,500    48,784      44,284   187,880    51,736      47,236   187,880     54,689       50,189   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       2     55,125    47,579      43,579   187,880    53,517      49,517   187,880     59,805       55,805   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       3     57,881    46,382      42,882   187,880    55,342      51,842   187,880     65,386       61,886   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       4     60,775    45,188      42,188   187,880    57,209      54,209   187,880     71,475       68,475   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       5     63,814    43,990      41,490   187,880    59,114      56,614   187,880     78,118       75,618   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       6     67,005    42,794      40,794   187,880    61,054      59,054   187,880     85,366       83,366   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       7     70,355    41,629      40,129   187,880    63,024      61,524   187,880     93,273       91,773   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       8     73,873    40,494      39,494   187,880    65,035      64,035   187,880    101,901      100,901   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
       9     77,566    39,390      38,890   187,880    67,112      66,612   187,880    111,319      110,819   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      10     81,445    38,315      38,315   187,880    69,256      69,256   187,880    121,603      121,603   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      11     85,517    37,509      37,509   187,880    71,931      71,931   187,880    133,704      133,704   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      12     89,793    36,719      36,719   187,880    74,711      74,711   187,880    147,039      147,039   187,880
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      13     94,282    35,945      35,945   187,880    77,600      77,600   187,880    161,757      161,757   190,873
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      14     98,997    35,187      35,187   187,880    80,601      80,601   187,880    177,970      177,970   208,225
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      15    103,946    34,444      34,444   187,880    83,721      83,721   187,880    195,781      195,781   227,106
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      16    109,144    33,715      33,715   187,880    86,962      86,962   187,880    215,342      215,342   247,643
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      17    114,601    33,002      33,002   187,880    90,330      90,330   187,880    236,845      236,845   267,635
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      18    120,331    32,303      32,303   187,880    93,830      93,830   187,880    260,490      260,490   289,144
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      19    126,348    31,618      31,618   187,880    97,466      97,466   187,880    286,504      286,504   312,289
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      20    132,665    30,946      30,946   187,880   101,246     101,246   187,880    315,152      315,152   337,213
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      25    169,318    27,787      27,787   187,880   122,479     122,479   187,880    506,840      506,840   532,182
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      30    216,097    24,933      24,933   187,880   148,204     148,204   187,880    810,352      810,352   850,870
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------
      35    275,801    22,355      22,355   187,880   179,373     179,373   188,342  1,295,343    1,295,343  1,360,110
--------- ---------- --------- ----------- --------- --------- ----------- --------- ---------- ------------ ---------


Assumptions:

(1)      Assumes no policy loans have been made
(2) Values reflect current cost of insurance charges, daily asset charges, maintenance charges and Withdrawal Charges.
(3) Death Benefits comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
(4) When the Withdrawal Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY VALUE, AND WITHDRAWAL VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY JACKSON NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     JACKSON NATIONAL LIFE INSURANCE COMPANY

      Last Survivor Modified Single Premium Variable Life Insurance Policy
                          Male Non-tobacco Issue Age 55
                         Female Non-Tobacco Issue Age 55
                             $50,000 Initial Premium
                         $187,880 Initial Death Benefit

                      Values - Guaranteed Cost of Insurance

                     ------------------------------- ------------------------------- ---------------------------------
                         0% Hypothetical Gross           6% Hypothetical Gross            12% Hypothetical Gross
                           Investment Return               Investment Return                Investment Return
                             (-0.784% Net)                    (5.216% Net)                    (11.216% Net)
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
           Premium
          Paid
 Policy   Plus        Policy   Withdrawal   Death    Policy   Withdrawal    Death     Policy    Withdrawal    Death
  Year    Interest    Value      Value     Benefit    Value      Value     Benefit     Value       Value     Benefit
            at 5%
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
       1     52,500    48,784      44,284   187,880   51,736       47,236   187,880     54,689       50,189   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
       2     55,125    47,579      43,579   187,880   53,517       49,517   187,880     59,805       55,805   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
       3     57,881    46,382      42,882   187,880   55,342       51,842   187,880     65,386       61,886   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
       4     60,775    45,188      42,188   187,880   57,209       54,209   187,880     71,475       68,475   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
       5     63,814    43,990      41,490   187,880   59,114       56,614   187,880     78,118       75,618   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
       6     67,005    42,783      40,783   187,880   61,054       59,054   187,880     85,366       83,366   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
       7     70,355    41,556      40,056   187,880   63,024       61,524   187,880     93,273       91,773   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
       8     73,873    40,297      39,297   187,880   65,015       64,015   187,880    101,901      100,901   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
       9     77,566    38,992      38,492   187,880   67,018       66,518   187,880    111,319      110,819   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      10     81,445    37,623      37,623   187,880   69,020       69,020   187,880    121,603      121,603   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      11     85,517    36,405      36,405   187,880   71,469       71,469   187,880    133,704      133,704   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      12     89,793    35,069      35,069   187,880   73,926       73,926   187,880    147,039      147,039   187,880
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      13     94,282    33,593      33,593   187,880   76,379       76,379   187,880    161,757      161,757   190,873
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      14     98,997    31,949      31,949   187,880   78,813       78,813   187,880    177,970      177,970   208,225
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      15    103,946    30,103      30,103   187,880   81,212       81,212   187,880    195,781      195,781   227,106
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      16    109,144    28,007      28,007   187,880   83,549       83,549   187,880    215,342      215,342   247,643
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      17    114,601    25,597      25,597   187,880   85,792       85,792   187,880    236,845      236,845   267,635
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      18    120,331    22,789      22,789   187,880   87,895       87,895   187,880    260,490      260,490   289,144
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      19    126,348    19,479      19,479   187,880   89,806       89,806   187,880    286,504      286,504   312,289
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      20    132,665    15,545      15,545   187,880   91,466       91,466   187,880    315,152      315,152   337,213
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      25    169,318        --          --        --   93,522       93,522   187,880    506,840      506,840   532,182
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      30    216,097        --          --        --   71,224       71,224   187,880    807,359      807,359   847,727
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------
      35    275,801        --          --        --       --           --        --  1,265,158    1,265,158  1,328,416
--------- ---------- --------- ----------- --------- -------- ------------ --------- ---------- ------------ ---------


Assumptions:

(1)      Assumes no policy loans have been made
(2) Values reflect guaranteed cost of insurance charges, daily asset charges, maintenance charges and Withdrawal Charges.
(3) Death Benefits comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
(4) When the Withdrawal Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY VALUE, AND WITHDRAWAL VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY JACKSON NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.